UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 22, 2008

Omega Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-13599	25-1420888
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

366 Walker Drive, State College, Pennsylvania		16801
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	814-231-1680

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On January 25, 2008, Omega Financial Corporation issued a Press Release reporting financial results for the fourth quarter of fiscal year 2007. A copy of the Press Release is being furnished as Exhibit 99.1 to this report and incorporated into this report by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 22, 2008, Omega Financial Corporation (the "Company"), amended the Company’s Amended and Restated Articles of Incorporation, as amended, to permit the Company to issue uncertificated shares in compliance with the rules of the Nasdaq Global Select Market. The amendment became effective upon the filing of the amendment with the Secretary of State of the Commonwealth of Pennsylvania on January 22, 2008. Pursuant to the Pennsylvania Business Corporation of 1988, as amended, the amendment was approved by the Company’s Board of Directors and effected without shareholder action. A copy of the amendment is attached as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Amendment to Omega Financial Corporation's Amended and Restated Articles of Incorporation as amended.

99.1 - Earnings Release dated January 25, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omega Financial Corporation

January 28, 2008	By:	Daniel L. Warfel

Name: Daniel L. Warfel
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amendment to Omega Financial Corporation's Amended and Restated Articles of Incorporation as amended
99.1	Release